Exhibit 99.1
CONFIDENTIAL — DRAFT 7.0
STRATEX NETWORKS ANNOUNCES Q2 FISCAL 2007 FINANCIAL RESULTS
Revenue Increases 19% Year over Year;
Company Reports Continued Growth in Profitability
SAN JOSE, Calif., Nov. 1, 2006 — Stratex Networks, Inc. (Nasdaq: STXN), a leading provider of wireless transmission solutions, today reported financial results for the second quarter of fiscal 2007 ended September 30, 2006.
     Revenues in the second quarter of fiscal 2007 were $67.3 million, compared with $66.2 million in the prior quarter and $56.6 million in the year ago period. Net income in the second quarter of fiscal 2007 was $1.6 million or earnings of $0.02 per diluted share. This compares with earnings of $1.8 million or earnings of $0.02 per diluted share in the prior quarter, and a loss of $(2.3) million, or a loss of $(0.02) per share in the year ago period. The second quarter of fiscal 2007 includes the impact of Financial Accounting Standard No. 123 (R), (“FAS 123 (R)” ), stock compensation and merger-related expenses.
     On a non-GAAP basis, Stratex Networks had net income of $5.6 million in the second fiscal quarter, or earnings of $0.06 per diluted share. This compares with non-GAAP net income of $4.8 million and non-GAAP earnings of $0.05 per diluted share in the first fiscal quarter and non-GAAP net loss of $(1.3) million and a loss of $(0.01) per share in the year ago period. Non-GAAP net income for the second fiscal quarter of 2007 excludes non-cash stock compensation expense of $2.6 million related to the adoption of FAS 123 (R) and the company’s restricted stock plan, and $1.5 million in expense related to the proposed merger with Harris Corporation’s Microwave Communications Division. In the prior and year ago quarter non-cash compensation expense was $3.0 million and $0.9 million, respectively, and was related to the Company’s adoption of FAS 123 (R) and its restricted stock plan. A full reconciliation of GAAP net income (loss) to non-GAAP net income (loss) is provided in the accompanying financial tables.
     “This September quarter marks the fourth consecutive quarter of profitability driven by broad acceptance of the Eclipse wireless transmission system in the international market place, particularly in Africa, the Middle East and Russia,” said Tom Waechter, president and chief executive officer of Stratex Networks, Inc. “We are pleased with our overall financial achievements including continued revenue growth, expanding margins and sustained profitability.
     “On September 5, we announced the proposed merger of Stratex Networks and the Microwave Communications Division of Harris Corporation. We believe that upon completion of this combination,

the combined company would be the largest independent global provider of wireless transmission network solutions with trailing 12 month revenues of approximately $620 million as of September 30, 2006, and an unmatched set of solutions. We believe this will be a compelling value proposition for our customers, our employees as well as our investors who will witness a more competitive company better able to leverage its significant resources,” said Waechter.
This combination is expected to close no later than early calendar year 2007. The new company will be called Harris Stratex Networks.
Use of Non-GAAP Financial Information
To supplement the company’s consolidated financial statements presented in accordance with generally accepted accounting principles “GAAP,” Stratex Networks, Inc. uses non-GAAP measures of certain components of financial performance, including operating income (loss), net income (loss) and per share data, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of the company’s current financial performance and the company’s prospects for the future. Specifically, the company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.
Conference Call
Stratex Networks’ management will hold a conference call to provide greater detail on the company’s financial results for the quarter and its outlook today, at 5:00 p.m. Eastern Time. Those wishing to join should dial 303-262-2142 at approximately 4:50 p.m. A replay of the call will be available starting one hour after the completion of the call until November 8, 2006. To access the replay, dial 303-590-3000 (pass code: 11072669 #). A live and an archived webcast of the conference call will also be available via the company’s Web site at www.stratexnet.com
Upcoming Conferences
Stratex Networks’ management will be presenting at the AeA Classic Investor Conference in Monterey, Calif. on November 6 and 7, the UBS Communications and Technology Conference in New York on November 15, and the Needham Growth Conference in New York held January 9-12, 2007. Those wishing to listen to live and/or archived webcasts of available management presentations may do so at www.stratexnet.com.
About Stratex Networks
With headquarters in San Jose, California, Stratex Networks, Inc. is one of the world’s leading providers of high-speed wireless transmission solutions. Since it was founded in 1984, Stratex Networks has achieved international recognition for quality, innovation, and technical superiority in delivering data, voice, and video communication systems, including comprehensive service and support. Stratex Networks, with its broad product offering and worldwide sales and support organization, is strategically positioned to serve its customers’ needs in wireless high-capacity transmission technology. Additional information is available at www.stratexnet.com.
Safe Harbor Statement
This press release contains statements that qualify as “forward-looking statements” under the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s expectations regarding the continued acceptance of, and demand for, the Eclipse wireless transmission platform, continued supply chain improvements and resulting effect on revenue growth; forecasted future revenue and future earnings. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information. Without regard to the effects of the proposed combination of the Company with Harris Corporation’s Microwave Communications Division, the Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of significant risks and uncertainties including:
•	Suppliers inability to perform and timely deliver as a result of their financial condition, component shortages or other supply chain constraints;

•	Continued market expansion through strategic alliances;

•	Continued timely rollout of Eclipse functionality and features;

•	Unexpected delays in the schedule for shipments of Eclipse and new generations of the Eclipse platform;

•	Failure to realize expected cost improvement throughout the Company’s supply chain ; and

•	Order cancellations or postponements in product deliveries resulting in delayed revenue recognition.

•	Intellectual property litigation could be costly to defend and resolve, and could prevent us from using or selling the challenged technology

•	The potential adverse effects on the Company’s operating results and cash flow if the Company fails to complete the proposed combination with Harris Corporations’ Microwave Communications Division.
In addition, because the Company’s business is heavily concentrated in foreign markets, there is a significant risk of adverse currency fluctuations and unforeseen governmental action including but not limited to the denial of export and/or import licenses. For a further discussion of these and other factors that impact the Company’s business in general, see the information provided under the heading “Factors That May Affect Future Financial Results” in Item 1A of the Company’s Annual Report on Form 10-K for the period ended March 31, 2006 and subsequent quarterly filings, on file with the Securities and Exchange Commission.
In addition, “forward-looking statements” regarding the Company’s expectations with regard to the proposed combination with the Microwave Communications Division of Harris Corporation as set forth in the preliminary prospectus/proxy statement included in the registration statement of Harris Stratex Networks, Inc. on Form S-4 filed with the Securities and Exchange Commission on October 13, 2006 are subject to factors that could cause actual results to differ materially and include the following: the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the proposed transaction within the expected time-frames or at all; integration of the operations of Harris’ Microwave Communications Division with those of Stratex Networks now may be more difficult, time-consuming or costly than expected and may not be as successful as the parties anticipate; revenues of the combined business following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) of the combined business may be greater than expected following the transaction; the ability to retain key employees in Harris’ Microwave Communications Division and at Stratex Networks subsequent to the completion of the transaction; the conditions to the completion of the transaction may not be satisfied; regulatory approvals that might be required for the transaction might not be obtained on the terms expected and obtaining any such approvals or any other necessary regulatory reviews may not occur on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; Harris’ Microwave Communications Division and Stratex Networks are subject to intense competition; the failure of either Harris’ Microwave Communication Division or Stratex Networks to protect its intellectual property rights may weaken the competitive position of the combined company; in the future third parties may assert claims, including intellectual property infringement claims that could materially adversely affect the operating results of the combined company; as well as other factors discussed in “Risk Factors” under Item 1A. of Stratex Networks’ Annual Report on Form 10-K for the most recently ended fiscal year and Stratex Networks’ other filings with the SEC (which may also be applicable to Harris’ Microwave Communication Division), which are available at http://www.sec.gov. No person assumes any obligation to update the information in this document, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
Contact:
Mary McGowan
Summit IR Group Inc.
(408) 404-5401
mary@summitirgroup.com
– Financial Tables Follow —

CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	Sept. 30,	March 31,
	2006	2006

Assets

Cash and short-term investments	$53,107	$57,686
Restricted cash	2,608	0
Accounts receivable, net	51,369	42,003
Inventories	38,980	43,867
Other current assets	13,821	12,620

Total current assets	159,885	156,176
Property & equipment, net	23,479	24,049
Other assets	790	605

Total assets	$184,154	$180,830

Liabilities and Stockholders’ Equity

Accounts payable	$40,330	$38,725
Short-term debt	11,250	11,250
Other current liabilities	29,692	31,136

Total current liabilities	81,272	81,111
Long-term debt	16,667	22,291
Other long-term liabilities	13,225	15,085

Total liabilities	111,164	118,487

Stockholders’ equity	72,990	62,343

Total liabilities and stockholders’ equity	$184,154	$180,830

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	Sept. 30,		Sept. 30,
	2006	2005	2006	2005
Net sales	$67,279	$56,554	$133,516	$111,426
Cost of sales	46,512	41,386	92,877	83,657

Gross margins	20,767	15,168	40,639	27,769

Operating expenses:
Research and development	4,299	3,703	8,883	7,404
Selling, general and administrative	14,625	12,182	27,600	24,176

Total operating expenses	18,924	15,885	36,483	31,580

Operating income (loss)	1,843	(717)	4,156	(3,811)
Other income (expense)	(268)	(1,048)	(524)	(1,843)

Income (loss) before income taxes	1,575	(1,765)	3,632	(5,654)
Provision for income taxes	23	496	257	773

Net income (loss)	$1,552	$(2,261)	$3,375	$(6,427)

Basic net income (loss) per share	$0.02	$(0.02)	$0.03	$(0.07)
Diluted net income (loss) per share	$0.02	$(0.02)	$0.03	$(0.07)
Basic weighted average shares outstanding	97,634	95,175	97,405	95,059
Diluted weighted average shares outstanding	100,037	95,175	100,537	95,059

UNAUDITED NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended				Three Months Ended
	Sept. 30, 2006				Sept. 30, 2005
	GAAP				GAAP			Non-
	(As Reported)	Adjustments		Non-GAAP	(As Reported)	Adjustments		GAAP

Net sales	$67,279			$67,279	$56,554	—		$56,554
Cost of sales	46,512	(175	)(a)	46,337	41,386	(163	)(c)	41,223

Gross margins	20,767	175		20,942	15,168	163		15,331

Operating expenses:
Research and development	4,299	(667	)(a)	3,632	3,703	(62	)(c)	3,641
Selling, general and administrative	14,625	(3,236	)(a)(b)	11,389	12,182	(700	)(c)	11,482

Total operating expenses	18,924	(3,903)		15,021	15,885	(762)		15,123

Operating income (loss)	1,843	4,078		5,921	(717)	925		208
Other income (expense)	(268)			(268)	(1,048)	—		(1,048)

Income (loss) before income taxes	1,575	4,078		5,653	(1,765)	925		(840)
Provision for income taxes	23			23	496	—		496

Net income (loss)	$1,552	$4,078		$5,630	$(2,261)	$925		$(1,336)

Basic net income (loss) per share	$0.02	$0.04		$0.06	$(0.02)	$0.01		$(0.01)
Diluted net income (loss) per share	$0.02	$0.04		$0.06	$(0.02)	$0.01		$(0.01)
Basic weighted average shares outstanding	97,634	97,634		97,634	95,175	95,175		95,175
Diluted weighted average shares outstanding	100,037	100,037		100,037	95,175	95,175		95,175
The above non-GAAP adjustments for the three months ended September 30, 2006 includes (a) $2.6 million of non-cash charges for stock option expense related to Financial Accounting Standard 123 (R), which was adopted by the Company’s in the first quarter of Fiscal 2007 and the Company’s restricted stock plan, and (b) $1.5 million of expenses related to the proposed combination with Harris Corporation’s Microwave Communications Division. (c) The $0.9 million of non-GAAP adjustment for the three months ended September 30, 2005 is for non-cash charges related to the Company’s restricted stock plan.

UNAUDITED NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Six Months Ended				Six Months Ended
	Sept. 30, 2006				Sept. 30, 2005
	GAAP				GAAP
	(As Reported)	Adjustments		Non-GAAP	(As Reported)	Adjustments		Non-GAAP

Net sales	$133,516			$133,516	$111,426	—		$111,426
Cost of sales	92,877	(463	)(a)	92,414	83,657	(217)		83,440

Gross margins	40,639	463		41,102	27,769	217	(c)	27,986

Operating expenses:
Research and development	8,883	(1,359	)(a)	7,524	7,404	(83	)(c)	7,321
Selling, general and administrative	27,600	(5,215	)(a)(b)	22,385	24,176	(853	)(c)	23,323

Total operating expenses	36,483	(6,574)		29,909	31,580	(936)		30,644

Operating income (loss)	4,156	7,037		11,193	(3,811)	1,153		(2,658)
Other income (expense)	(524)			(524)	(1,843)	—		(1,843)

Income (loss) before income taxes	3,632	7,037		10,669	(5,654)	1,153		(4,501)
Provision for income taxes	257			257	773	—		773

Net income (loss)	$3,375	$7,037		$10,412	$(6,427)	$1,153		$(5,274)

Basic net income (loss) per share	$0.03	$0.07		$0.11	$(0.07)	$0.01		$(0.06)
Diluted net income (loss) per share	$0.03	$0.07		$0.10	$(0.07)	$0.01		$(0.06)
Basic weighted average shares outstanding	97,405	97,405		97,405	95,059	95,059		95,059
Diluted weighted average shares outstanding	100,537	100,537		100,537	95,059	95,059		95,059
The above non-GAAP adjustment for the six months ended September 30, 2006 includes (a) $5.6 million of non-cash charges for stock option expense related to Financial Accounting Standard 123 (R), which was adopted by the Company’s in the first quarter of Fiscal 2007 and the Company’s restricted stock plan, and (b) $1.5 million of expenses for the proposed combination with Harris Corporation’s Microwave Communications Division. (c) The $1.2 million of non-GAAP adjustment for the six months ended September 30, 2005 is for non-cash charges related to the Company’s restricted stock plan.
To supplement the company’s consolidated financial statements presented in accordance with generally accepted accounting principles “GAAP,” Stratex Networks, Inc. uses non-GAAP measures of certain components of financial performance, including gross margins, operating, expenses, operating income (loss), net income (loss) and per share data, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP measures are used by management and are provided to enhance investors’ overall understanding of the company’s current financial performance and the company’s prospects for the future. Specifically, the company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.